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                                      [LETTERHEAD]



                              INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Jundt Funds, Inc.:

We consent to the use of our report included herein and to the reference to our Firm under the heading "COUNSEL AND AUDITORS" in Part B of the Registration Statement.


                                       /s/ KPMG Peat Marwick LLP

                                       KPMG Peat Marwick LLP


Minneapolis, Minnesota
October 3, 1996